PEAR TREE FUNDS

Supplement
Dated November 7, 2014 to
Prospectus, Statement of Additional Information and Summary Prospectus
Dated August 1, 2014

PEAR TREE COLUMBIA SMALL CAP FUND

Ordinary Shares (Ticker Symbol:  USBNX)
Institutional Shares (Ticker Symbol:  QBNAX)

At a recent meeting of the Trustees of Pear Tree Funds (the “Trust”), the Trustees authorized and directed Pear Tree Advisors, Inc. (the “Manager”), the investment manager to Pear Tree Columbia Small Cap Fund (“Small Cap Fund”), a series of the Trust, to terminate the Amended and Restated Advisory Contract between the Manager and Columbia Partners, L.L.C. Investment Management (“Columbia”), thus terminating Columbia as the subadviser to Small Cap Fund.  At that meeting, the Trustees also approved a new subadvisory agreement between the Manager and Polaris Capital Management, LLC (“Polaris”), thus appointing Polaris as Small Cap Fund’s new subadviser.  The change in subadviser is expected to occur at the close of business December 31, 2014.

In accordance with an order issued by the Securities and Exchange Commission to the Trust and the Manager, shareholder approval of the appointment of Polaris as the subadviser to Small Cap Fund is not required.  The Trust, however, will provide Small Cap Fund shareholders information regarding the appointment of Polaris, as required by that order.   In addition, the Trust will include with Small Cap Fund’s financial statements for its current fiscal half-year a statement regarding the basis of the Trustees’ approval of the new subadvisory agreement between the Manager and Polaris.

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